EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned, in his capacity as an officer of Cubic Corporation (the “Registrant”) hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)                                 The annual report of the Registrant on Form 10-K for the period ended September 30, 2015, (the “Report”), which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John D. Thomas
John D. Thomas
Executive Vice President and Chief Financial Officer

Date: November 23, 2015